Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Fourth Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                              OUR ABILITY TO PURCHASE OR SELL PROPERTIES;

•                              OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•                              OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, AND PAY THE AMOUNT OF ANY SUCH DISTRIBUTIONS;

•                              OUR ABILITY TO RETAIN OUR EXISTING TENANTS AND MAINTAIN CURRENT RENTAL RATES;

•                              THE FUTURE AVAILABILITY OF BORROWINGS UNDER, AND OUR ABILITY TO RENEW, OR REFINANCE OUR REVOLVING CREDIT FACILITY; AND

•                              OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                              THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS;

•                              THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, OR PPACA, ON OUR TENANTS AND THEIR ABILITY TO PAY RENT;

•                              ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, FIVE STAR QUALITY CARE, INC., OR FIVE STAR, COMMONWEALTH REIT AND REIT MANAGEMENT & RESEARCH LLC AND ITS RELATED ENTITIES AND CLIENTS;

•                              COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS;

•                              LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND

•                              COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES.

FOR EXAMPLE:

•                              FIVE STAR MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO:

•                              CHANGES IN MEDICARE AND MEDICAID PAYMENTS, INCLUDING THOSE RESULTING FROM PPACA, WHICH COULD RESULT IN REDUCED RATES OR A FAILURE OF THESE RATES TO MATCH FIVE STAR’S COST INCREASES;

•                              CHANGES IN REGULATIONS AFFECTING ITS OPERATIONS;

•                              CHANGES IN THE ECONOMY GENERALLY OR GOVERNMENTAL POLICIES WHICH REDUCE THE DEMAND FOR THE SERVICES FIVE STAR OFFERS;

•                              INCREASES IN INSURANCE AND TORT LIABILITY COSTS; AND

•                              INEFFECTIVE INTEGRATION OF NEW ACQUISITIONS;

•                              IF FIVE STAR’S OPERATIONS BECOME UNPROFITABLE, FIVE STAR MAY BECOME UNABLE TO PAY OUR RENTS;

•                              OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS;

•                              IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR REVOLVING CREDIT FACILITY OR OUR OTHER DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                              OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY  BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•                              OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND ARRANGE FOR THEIR PROFITABLE OPERATION OR LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT CONTRACTS OR LEASE TERMS FOR NEW PROPERTIES;

•                              SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES; AND

•                              REVENUES AND RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS THE APPLICATION AND INTERPRETATION OF NEW LEGISLATION AFFECTING OUR BUSINESS, NATURAL DISASTERS OR CHANGES IN OUR PROPERTIES’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, we, our, or us, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers, and office buildings leased to medical providers or medical related businesses, clinics and biotech laboratory tenants, or collectively MOBs, located throughout the United States, or U.S. We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of December 31, 2010, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,400 properties located in 46 states, Washington, D.C., Puerto Rico and Ontario, Canada. RMR also manages a relatively small real estate portfolio located in Australia. RMR has approximately 650 employees in its headquarters and regional offices located throughout the U.S. In addition to managing SNH, RMR manages CommonWealth REIT, a publicly traded REIT that primarily owns office and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Government Properties Income Trust, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the U.S. RMR also provides management services to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT. An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invests in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $18 billion as of December 31, 2010. We believe that being managed by RMR is a competitive advantage for SNH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Strategy:

Our business plan is to maintain our investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals and MOBs and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is focused on making acquisitions of (1) geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs and (2) MOBs.  We also may sometimes invest in other properties, such as the wellness centers, which offer special services intended to promote healthy living. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed managers, tenants and their guarantors, among other considerations.  We currently do not have any investments in off balance sheet entities.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	Two Newton Place
255 Washington Street, Suite 300
Trading Symbol:	Newton, MA 02458-1634
(t) (617) 796-8350
Common Shares — SNH	(f) (617) 796-8349

Senior Unsecured Debt Ratings:

Moody’s — Baa3
Standard & Poor’s — BBB-

Portfolio Concentration by Facility Type (as of 12/31/10) ($ in 000):

		Number of
	Number of	Units/Beds or		Carrying Value of		Annualized
	Properties	Square Feet		Investment (1)	Percent	Rental Income (2)	Percent
Independent living (3)	43	11,524		$1,137,193	30.2%	$112,293	28.7%
Assisted living (3)	131	9,342		1,035,639	27.5%	96,346	24.6%
Nursing homes (3)	52	5,514		225,629	6.0%	19,734	5.1%
Rehabilitation hospitals	2	364		69,075	1.9%	10,323	2.6%
Wellness centers	10	812,000	sq. ft.	180,017	4.8%	17,337	4.4%
Medical office buildings (MOBs)	82	5,162,635	sq. ft.	1,114,159	29.6%	135,381	34.6%
Total	320			$3,761,712	100.0%	$391,414	100.0%

Operating Statistics by Tenant ($ in 000):

		Number of			As Of Or For The Last 12 Months Ended September 30, 2010
	Number of	Units/Beds or		Annualized	Rent		Percent
Tenant	Properties	Square Feet		Rental Income (2)	Coverage (4)	Occupancy (4)	Private Pay (4) (5)
Five Star (Lease No. 1)	88	6,421		$54,271	1.26x	87%	65%
Five Star (Lease No. 2)	46	5,885		50,464	1.34x	82%	52%
Five Star (Lease No. 3)	28	5,618		63,160	1.51x	88%	87%
Five Star (Lease No. 4)	26	2,720		23,341	1.12x	84%	66%
Sunrise Senior Living, Inc. / Marriott (6)	14	4,091		32,493	1.35x	90%	74%
Brookdale Senior Living, Inc.	18	894		8,443	2.18x	94%	99%
6 private companies (combined)	8	1,115		6,524	2.14x	85%	23%
Wellness centers	10	812,000	sq. ft.	17,337	2.18x	100%	NA
Multi-tenant MOBs	82	5,162,635	sq. ft.	135,381	NA	97%	NA
Total	320			$391,414

(1)          Amounts are before depreciation, but after impairment write downs, if any.

(2)          Annualized rental income is rents pursuant to signed leases as of 12/31/2010, including estimated expense reimbursements for certain net and modified gross leases and excluding lease value amortization in certain of the MOBs and wellness centers.  Includes percentage rents totaling $10.3 million based on increases in gross revenues at certain short and long term residential care facilities.

(3)          Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.

(4)          All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by minimum rents payable to us. We have not independently verified our tenants’ operating data.

(5)          Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.

(6)          Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
Two Newton Place	Treasurer & Chief Financial Officer, at (617) 219-1405
255 Washington Street, Suite 300	or rdoyle@snhreit.com.
Newton, MA 02458-1634
(t) (617) 796-8350	Investor and media inquiries should be directed to
(f) (617) 796-8349	Timothy A. Bonang, Vice President, Investor Relations, or
(email) info@snhreit.com	Elisabeth Heiss, Manager, Investor Relations
(website) www.snhreit.com	(617) 796-8234, tbonang@snhreit.com or eheiss@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2010

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch	RBC
Jeffrey Spector	Frank Morgan
(646) 855-1363	(615) 372-1331

Jefferies & Company	R.W. Baird
Tayo Okusanya	David AuBuchon
(212) 336-7076	(314) 863-4235

JMP Securities	Stifel Nicolaus
Peter Martin	Jerry Doctrow
(415) 835-8904	(443) 224-1309

Keefe, Bruyette & Woods	UBS
Daniel Cooney	Dustin Pizzo
(212) 887-7740	(212) 713-4847

Raymond James	Wells Fargo Securities
Paul Puryear	Todd Stender
(727) 567-2253	(212) 214-8067

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data

KEY FINANCIAL DATA
(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Shares Outstanding (1):
Common shares outstanding (at end of period)	141,855	127,480	127,413	127,403	127,378
Weighted average common shares outstanding during period	130,136	127,423	127,408	127,380	127,378

Common Share Data:
Price at end of period	$21.94	$23.50	$20.11	$22.15	$21.87
High during period	$25.28	$24.57	$23.36	$22.57	$22.80
Low during period	$20.42	$19.31	$19.25	$19.59	$18.19
Annualized dividends paid per share (2)	$1.48	$1.44	$1.44	$1.44	$1.44
Annualized dividend yield (at end of period) (2)	6.7%	6.1%	7.2%	6.5%	6.6%

Market Capitalization:
Total debt (book value)	$1,204,890	$1,091,017	$1,080,993	$1,038,058	$1,042,219
Plus: market value of common shares (at end of period)	3,112,299	2,995,780	2,562,275	2,821,976	2,785,757
Total market capitalization	$4,317,189	$4,086,797	$3,643,268	$3,860,034	$3,827,976
Total debt / total market capitalization	27.9%	26.7%	29.7%	26.9%	27.2%

Book Capitalization:
Total debt	$1,204,890	$1,091,017	$1,080,993	$1,038,058	$1,042,219
Plus: total shareholders’ equity	2,127,977	1,852,772	1,862,559	1,885,317	1,900,650
Total book capitalization	$3,332,867	$2,943,789	$2,943,552	$2,923,375	$2,942,869
Total debt / total book capitalization	36.2%	37.1%	36.7%	35.5%	35.4%

Selected Balance Sheet Data:
Total assets	$3,392,656	$2,999,712	$2,993,227	$2,966,022	$2,987,926
Total liabilities	$1,264,679	$1,146,940	$1,130,668	$1,080,705	$1,087,276
Gross book value of real estate assets (3)	$3,761,712	$3,378,618	$3,348,752	$3,324,345	$3,317,983
Total debt / gross book value of real estate assets (3)	32.0%	32.3%	32.3%	31.2%	31.4%

Selected Income Statement Data:
Total revenues (4)	$97,295	$81,164	$81,008	$80,704	$87,245
EBITDA (5)	$78,128	$73,755	$73,927	$73,300	$71,456
Net income	$33,864	$28,078	$24,559	$29,984	$32,106
Funds from operations (FFO) (6)	$57,189	$53,460	$53,336	$54,808	$52,376
Common distributions paid (2)	$47,167	$45,869	$45,865	$45,856	$45,856

Per Share Data:
Net income	$0.26	$0.22	$0.19	$0.24	$0.25
FFO (6)	$0.44	$0.42	$0.42	$0.43	$0.41
Common distributions paid (2)	$0.37	$0.36	$0.36	$0.36	$0.36
FFO payout ratio (2) (6)	84.1%	85.7%	85.7%	83.7%	87.8%

Coverage Ratios:
EBITDA (5) / interest expense	3.7x	3.6x	3.6x	4.0x	3.8x

(1)	SNH has no outstanding common shares equivalents, such as units, convertible debt or stock options.
(2)	The amounts stated are based on the amounts paid during the periods.
(3)	Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.
(4)	During the fouth quarters of 2010 and 2009, we recognized $10.3 million and $9.1 million of percentage rent for the years ended December 31, 2010 and 2009, respectively.
(5)	See page 13 for calculation of EBITDA.
(6)	See page 14 for calculation of FFO.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2010

CONSOLIDATED BALANCE SHEET
(amounts in thousands, except share data)

	As of December 31, 2010	As of December 31, 2009
ASSETS
Real estate properties:
Land	$446,622	$365,576
Buildings, improvements and equipment	3,315,090	2,952,407
	3,761,712	3,317,983
Less accumulated depreciation	538,872	454,317
	3,222,840	2,863,666

Cash and cash equivalents	10,866	10,494
Restricted cash	4,994	4,222
Deferred financing fees, net	16,262	14,882
Acquired real estate leases, net	63,593	42,769
Other assets	74,101	51,893
Total assets	$3,392,656	$2,987,926

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$128,000	$60,000
Senior unsecured notes due 2012, 2015 and 2020, net of discount	422,880	322,160
Secured debt and capital leases	654,010	660,059
Accrued interest	14,993	13,693
Acquired real estate lease obligations, net	18,239	9,687
Other liabilities	26,557	21,677
Total liabilities	1,264,679	1,087,276

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value:
149,700,000 shares authorized, 141,854,657 and 127,377,665 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	1,418	1,273
Additional paid in capital	2,510,373	2,226,474
Cumulative net income	756,518	640,033
Cumulative distributions	(1,153,868)	(969,111)
Unrealized gain on investments	13,536	1,981
Total shareholders’ equity	2,127,977	1,900,650
Total liabilities and shareholders’ equity	$3,392,656	$2,987,926

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2010

CONSOLIDATED STATEMENT OF INCOME
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Rental income (1)	$96,836	$86,992	$339,009	$296,777

Expenses:
Depreciation	23,270	21,870	90,409	78,583
Property operating expenses	6,075	3,987	19,195	14,273
General and administrative	5,408	4,900	21,865	19,899
Acquisition related costs	2,885	1,416	3,610	3,327
Total expenses	37,638	32,173	135,079	116,082
Operating income	59,198	54,819	203,930	180,695

Interest and other income	459	253	1,162	1,003
Interest expense	(20,862)	(18,972)	(80,017)	(56,404)
Loss on early extinguishment of debt (2)	—	—	(2,433)	—
Impairment of assets (3)	(4,870)	(4,281)	(5,965)	(15,530)
Gain on sale of properties (4)	—	397	109	397
Equity in earnings (losses) of an investee	16	(2)	(1)	(134)
Income before income tax expense	33,941	32,214	116,785	110,027
Income tax expense	(77)	(108)	(300)	(312)
Net income	$33,864	$32,106	$116,485	$109,715

Weighted average common shares outstanding	130,136	127,378	128,092	121,863

Net income per share	$0.26	$0.25	$0.91	$0.90

Additional Data:
General and administrative expenses / rental income	5.6%	5.6%	6.4%	6.7%
General and administrative expenses / total assets (at end of period)	0.2%	0.2%	0.6%	0.7%

Straight-line rent included in rental income (1)	$1,625	$1,694	$6,093	$4,608
Lease Value Amortization included in rental income (1)	$(136)	$(293)	$(891)	$(1,006)
Deferred percentage rent (5)	$(7,700)	$(6,900)	$—	$—
Amortization of deferred financing fees and debt discounts	$649	$756	$2,496	$2,563
Non-cash stock based compensation	$365	$334	$1,445	$1,127
Loss on early extinguishment of debt settled in cash (2)	$—	$—	$1,280	$—
Lease termination fees included in rental income	$—	$—	$—	$—
Capitalized interest expense	$—	$—	$—	$—

(1)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash amortization of intangible lease assets and liabilities.
(2)

During the second quarter of 2010, we redeemed all $97.5 million of our outstanding 7.875% senior notes due 2015. As a result of this redemption, we recorded a loss on early extinguishment of debt of $2.4 million consisting of the debt prepayment premium of approximately $1.3 million and the write off of  unamortized deferred financing fees and debt discount of approximately $1.1 million.

(3)

During the fourth quarters of 2010 and 2009, we recognized an impairment of assets charge of $4.9 million related to two properties and $4.3 million  related to three properties, respectively. During the years ended December 31, 2010 and 2009, we recognized an impairment of assets charge of $6.0  million related to seven properties and $15.5 million related to 11 properties, respectively.

(4)

During the third quarter of 2010, we sold four skilled nursing facilities located in Nebraska with an aggregate 196 licensed beds for $1.5 million and  recognized a gain on sale of approximately $109. During the fourth quarter of 2009, we sold two skilled nursing facilities for $1.9 million and  recognized a gain on sale of approximately $397.

(5)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third  quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of this revenue is deferred until the  fourth quarter, for purposes of providing additional data to investors, we provide estimated amounts of deferred percentage rents with respect to those  periods; the fourth quarter calculations exclude the amounts recognized during the first three quarters. During the fourth quarters of 2010 and 2009, we  recognized $10.3 million and $9.1 million of percentage rent for the years ended December 31, 2010 and 2009, respectively.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Year Ended
	12/31/2010	12/31/2009
Cash flows from operating activities:
Net income	$116,485	$109,715
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	90,409	78,583
Amortization of deferred financing fees and debt discounts	2,496	2,563
Amortization of acquired real estate leases	891	1,006
Loss on early extinguishment of debt	2,433	—
Impairment of assets	5,965	15,530
Gain on sale of properties	(109)	(397)
Equity in losses of an investee	1	134
Change in assets and liabilities:
Restricted cash	(772)	122
Other assets	(10,733)	(7,842)
Accrued interest	1,300	2,572
Other liabilities	6,939	7,406
Cash provided by operating activities	215,305	209,392

Cash flows used for investing activities:
Acquisitions	(467,441)	(547,603)
Investment in Five Star Quality Care, Inc.	—	(8,960)
Investment in Affiliates Insurance Company	(76)	(5,134)
Proceeds from sale of properties	1,450	4,898
Cash used for investing activities	(466,067)	(556,799)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	281,986	223,973
Proceeds from issuance of unsecured senior notes, net of discount	197,852	—
Proceeds from issuance of mortgage debt	—	512,934
Proceeds from borrowings on revolving credit facility	461,000	204,000
Repayments of borrowings on revolving credit facility	(393,000)	(401,000)
Redemption of senior notes	(98,780)	—
Repayment of other debt	(8,506)	(4,291)
Payment of deferred financing fees	(4,661)	(12,233)
Distributions to shareholders	(184,757)	(171,472)
Cash provided by financing activities	251,134	351,911

Increase in cash and cash equivalents	372	4,504
Cash and cash equivalents at beginning of period	10,494	5,990
Cash and cash equivalents at end of period	$10,866	$10,494

Supplemental cash flow information:
Interest paid	$76,221	$51,267

Non-cash investing activities:
Acquisitions funded by assumed debt	(2,458)	—

Non-cash financing activities:
Assumption of mortgage notes payable	2,458	—
Issuance of common shares pursuant to our equity compensation plans	2,058	1,764

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Year Ended
		12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income		$33,864	$32,106	$116,485	$109,715
Plus:	interest expense	20,862	18,972	80,017	56,404
	income tax expense	77	108	300	312
	depreciation expense	23,270	21,870	90,409	78,583
	acquisition related costs	2,885	1,416	3,610	3,327
	loss on early extinguishment of debt (1)	—	—	2,433	—
	impairment of assets (2)	4,870	4,281	5,965	15,530
Less:	deferred percentage rent adjustment (3)	(7,700)	(6,900)	—	—
	gain on sale of properties (4)	—	(397)	(109)	(397)
EBITDA		$78,128	$71,456	$299,110	$263,474

(1)

During the second quarter of 2010, we redeemed all $97.5 million of our outstanding 7.875% senior notes due 2015. As a result of this redemption, we recorded a loss on early extinguishment of debt of $2.4 million consisting of the debt prepayment premium of approximately $1.3 million and the write off of unamortized deferred financing fees and debt discount of approximately $1.1 million.

(2)

During the fourth quarters of 2010 and 2009, we recognized an impairment of assets charge of $4.9 million related to two properties and $4.3 million related to three properties, respectively. During the years ended December 31, 2010 and 2009, we recognized an impairment of assets charge of $6.0 million related to seven properties and $15.5 million related to 11 properties, respectively.

(3)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of this revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of EBITDA excludes the amounts recognized during the first three quarters. During the fourth quarters of 2010 and 2009, we recognized $10.3 million and $9.1 million of percentage rent for the years ended December 31, 2010 and 2009, respectively.

(4)

During the third quarter of 2010, we sold four skilled nursing facilities located in Nebraska with an aggregate 196 licensed beds for $1.5 million and recognized a gain on sale of approximately $109. During the fourth quarter of 2009, we sold two skilled nursing facilities for $1.9 million and recognized a gain on sale of approximately $397.

We define EBITDA as net income plus interest expense, taxes, depreciation and amortization, if any, and less gain on sale of properties, if any.  We also add back  acquisition related costs, if any, loss on early extinguishment of debt, if any, impairment of assets, if any, and adjust for estimated amounts of deferred percentage rent.  We consider EBITDA to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that EBITDA provides useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of performance during different periods and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. In particular, because EBITDA excludes depreciation and amortization, it does not measure the capital we require to maintain our fixed assets. In addition, because EBITDA does not include interest expense, it does not take into account the total amount of interest we pay on outstanding debt nor does it show trends in interest costs due to changes in borrowings or changes in interest rates. Also, other companies may calculate EBITDA differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Year Ended
		12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income		$33,864	$32,106	$116,485	$109,715
Plus:	depreciation expense	23,270	21,870	90,409	78,583
	acquisition related costs	2,885	1,416	3,610	3,327
	loss on early extinguishment of debt (1)	—	—	2,433	—
	impairment of assets (2)	4,870	4,281	5,965	15,530
Less:	deferred percentage rent adjustment (3)	(7,700)	(6,900)	—	—
	gain on sale of properties (4)	—	(397)	(109)	(397)
FFO		$57,189	$52,376	$218,793	$206,758

Weighted average shares outstanding		130,136	127,378	128,092	121,863

FFO per share		$0.44	$0.41	$1.71	$1.70

(1)

During the second quarter of 2010, we redeemed all $97.5 million of our outstanding 7.875% senior notes due 2015. As a result of this redemption, we recorded a loss on early extinguishment of debt of $2.4 million consisting of the debt prepayment premium of approximately $1.3 million and the write off of unamortized deferred financing fees and debt discount of approximately $1.1 million.

(2)

During the fourth quarters of 2010 and 2009, we recognized an impairment of assets charge of $4.9 million related to two properties and $4.3 million related to three properties, respectively. During the years ended December 31, 2010 and 2009, we recognized an impairment of assets charge of $6.0 million related to seven properties and $15.5 million related to 11 properties, respectively.

(3)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of this revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters. During the fourth quarters of 2010 and 2009, we recognized $10.3 million and $9.1 million of percentage rent for the years ended December 31, 2010 and 2009, respectively.

(4)

During the third quarter of 2010, we sold four skilled nursing facilities located in Nebraska with an aggregate 196 licensed beds for $1.5 million and recognized a gain on sale of approximately $109. During the fourth quarter of 2009, we sold two skilled nursing facilities for $1.9 million and recognized a gain on sale of approximately $397.

We compute FFO as shown above.  Our calculation of FFO differs from the definition of FFO by the National Association of Real Estate Investment Trusts, or NAREIT, because we include deferred percentage rent, if any, exclude loss on early extinguishment of debt, if any, exclude impairment of assets, if any, and exclude acquisition related costs, if any, in the determination of FFO. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, acquisition related costs and gain or loss on sale of properties, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other REITs may calculate FFO differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

DEBT SUMMARY (1)

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (2)	Balance	Date	Maturity	Maturity
Secured Debt:

Secured Fixed Rate Debt:
Mortgage - secured by 1 property	6.730%	6.730%	$2,419	6/30/2012	$2,329	1.5
Mortgage - secured by 16 properties	6.330%	6.970%	31,832	7/1/2012	30,579	1.5
Mortgage - secured by 4 properties	6.420%	6.110%	11,169	12/1/2013	10,565	2.9
Mortgage - secured by 2 properties	6.310%	6.910%	14,471	12/1/2013	13,404	2.9
Mortgage - secured by 1 property	6.500%	6.500%	4,307	1/11/2013	4,137	2.0
Mortgage - secured by 8 properties (3)	6.540%	6.540%	48,565	5/1/2017	42,334	6.3
Mortgage - secured by 28 properties (4)	6.710%	6.710%	303,948	9/1/2019	266,704	8.7
Mortgage - secured by 1 property (5)	7.310%	7.310%	3,742	1/1/2022	41	11.0
Mortgage - secured by 1 property (5)	7.850%	7.850%	1,833	1/1/2022	21	11.0
Capital leases - 2 properties	7.700%	7.700%	14,575	4/30/2026	—	15.3
Tax exempt bonds - secured by 1 property	5.875%	5.875%	14,700	12/1/2027	14,700	16.9
Weighted average rate / total secured fixed rate debt	6.657%	6.714%	$451,561		$384,814	8.0

Secured Floating Rate Debt:
Mortgage - secured by 28 properties (4)	6.393%	6.393%	$202,449	9/1/2019	$176,119	8.7

Weighted average rate / total secured debt	6.576%	6.615%	$654,010		$560,933	8.2

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (6)	1.060%	1.060%	$128,000	12/31/2011	$128,000	1.0

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	1.0
Senior notes due 2020	6.750%	6.750%	200,000	4/15/2020	200,000	9.3
Weighted average rate / total unsecured fixed rate debt	7.743%	7.743%	$425,000		$425,000	4.9

Weighted average rate / total unsecured debt	6.196%	6.196%	$553,000		$553,000	4.0

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.657%	6.714%	$451,561		$384,814	8.0
Weighted average rate / total secured variable rate debt	6.393%	6.393%	202,449		176,119	8.7
Weighted average rate / total unsecured floating rate debt	1.060%	1.060%	128,000		128,000	1.0
Weighted average rate / total unsecured fixed rate debt	7.743%	7.743%	425,000		425,000	4.9
Weighted average rate / total debt	6.402%	6.423%	$1,207,010		$1,113,933	6.3

(1)	Excludes $250.0 million principal balance of our 4.30% senior notes due 2016 issued by us in January 2011.
(2)

Includes the effect of interest rate protection, mark to market accounting for certain assumed mortgages, and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(3)	Includes eight first mortgages at a weighted average interest rate of 6.54% and seven second mortgages at an interest rate of 6.5%. The weighted average interest rate on these mortgages is 6.54%.
(4)	A portion of this loan which is secured by 28 senior living communities requires interest at a fixed rate and a portion of this loan requires interest at a floating rate.
(5)	These two mortgages are secured by one property.
(6)	Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at December 31, 2010.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

DEBT MATURITY SCHEDULE (1)

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Secured	Unsecured		Unsecured
	Debt and	Floating	Floating		Fixed
Year	Capital Leases	Rate Debt	Rate Debt	(2)	Rate Debt	Total
2011	$6,791	$2,349	$128,000		$—	$137,140
2012	38,949	2,469	—		225,000	266,418
2013	34,099	2,670	—		—	36,769
2014	6,045	2,848	—		—	8,893
2015	6,502	3,037	—		—	9,539
2016	6,935	3,205	—		—	10,140
2017	48,549	3,453	—		—	52,002
2018	6,690	3,683	—		—	10,373
2019	272,001	178,735	—		—	450,736
2020 and thereafter	25,000	—	—		200,000	225,000
	$451,561	$202,449	$128,000		$425,000	$1,207,010

(1)           Excludes $250.0 million principal balance of our 4.30% senior notes due 2016 issued by us in January 2011.

(2)           Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at December 31, 2010.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Leverage Ratios:

Total debt / total assets	35.5%	36.4%	36.1%	35.0%	34.9%
Total debt / gross book value of real estate assets (1)	32.0%	32.3%	32.3%	31.2%	31.4%
Total debt / total market capitalization	27.9%	26.7%	29.7%	26.9%	27.2%
Total debt / total book capitalization	36.2%	37.1%	36.7%	35.5%	35.4%
Secured debt / total assets	19.3%	21.9%	22.0%	22.2%	22.1%
Variable rate debt / total debt	27.6%	19.8%	18.9%	25.2%	25.4%

Coverage Ratios:

EBITDA (2) / interest expense	3.7x	3.6x	3.6x	4.0x	3.7x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	30.8%	31.2%	31.1%	30.3%	30.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	16.7%	18.8%	19.0%	19.2%	19.3%
Consolidated income available for debt service / debt service - required minimum 1.50x / 2.00x	3.72x	3.75x	3.70x	3.57x	3.84x
Total unencumbered assets to unsecured debt - required minimum 1.50x	5.75x	6.31x	6.42x	7.05x	7.00x

(1)  Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.

(2)  See page 13 for the calculation of EBITDA.

(3)  Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

ACQUISITIONS / DISPOSITIONS INFORMATION SINCE 1/1/2010

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)

						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price	Per Unit	Rate

There were no senior living acquisitions during the year ended December 31, 2010.

MOB Acquisitions:

									Weighted
						Purchase			Average
Date			Number of		Purchase	Price	Cap		Remaining	Percent
Acquired	Location	Type of Property	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Rate (3)		Lease Term (4)	Leased (5)	Major Tenant

4/1/2010	Colorado	Clinic	1	15	$4,450	$297	9.8%		9.8	100.0%	Clear Creek Surgery Center LLC
6/4/2010	Texas	Medical Office	1	56	12,175	217	9.7%		14.0	100.0%	Covenant Health System
9/16/2010	Illinois	Medical Office	1	65	18,400	283	8.1%		7.5	88.0%	Northwest Community Health Services, Inc.
9/30/2010	Georgia	Medical Office	1	38	9,800	258	8.5%		8.3	91.0%	Wilder Dialysis LLC (Davita)
10/26/2010	Texas	Clinic	1	59	15,000	254	9.2%		13.8	100.0%	Montgomery County Management Company, LLC
11/22/2010	California	Medical Office	2	331	226,400	684	9.0%	(6)	3.1	99.9%	Cedars Sinai Medical Center
12/22/2010	Minnesota	Medical Office	1	141	16,880	120	9.0%	(6)	4.6	100.0%	Prime Therapeutics LLC
12/22/2010	Texas	Medical Office	1	30	5,360	179	9.0%	(6)	4.0	100.0%	HCA Inc.
12/22/2010	Pennsylvania	Medical Office	1	132	9,921	75	9.0%	(6)	4.0	77.5%	Aetna Life Insurance
12/22/2010	Pennsylvania	Medical Office	1	50	5,501	110	9.0%	(6)	1.3	100.0%	Merck & Co., Inc.
12/22/2010	Connecticut	Medical Office	1	32	3,714	116	9.0%	(6)	2.6	100.0%	Source Medical Solutions, Inc.
12/22/2010	New Mexico	Medical Office	1	244	29,386	120	9.0%	(6)	2.3	70.6%	Boeing Corporation
12/22/2010	South Carolina	Medical Office	1	54	4,702	87	9.0%	(6)	4.8	100.0%	PSS World Medical, Inc.
12/22/2010	South Carolina	Medical Office	1	50	5,266	105	9.0%	(6)	1.7	100.0%	Medical Mutual of Ohio
12/22/2010	Connecticut	Medical Office	1	65	6,206	95	9.0%	(6)	3.1	100.0%	The Blackstone Group L.P.
12/22/2010	Massachusetts	Medical Office	3	315	31,126	99	9.0%	(6)	6.6	100.0%	Covidien PLC
12/22/2010	New Mexico	Medical Office	4	324	11,331	35	9.0%	(6)	3.5	100.0%	Presbyterian Healthcare Services
12/22/2010	Arizona	Medical Office	1	126	11,472	91	9.0%	(6)	8.8	100.0%	Blue Cross Blue Shield of Arizona
12/22/2010	Ohio	Medical Office	1	125	2,821	23	9.0%	(6)	3.3	100.0%	Cardinal Health Inc.
12/22/2010	New Mexico	Medical Office	1	48	4,044	84	9.0%	(6)	3.9	100.0%	Sitel Operating Corporation
1/25/2011	Minnesota	Medical Office	1	83	14,150	171	9.7%		8.2	100.0%	WuXi AppTec
1/26/2011	Massachusetts	Medical Office	1	99	28,446	287	9.0%	(6)	15.2	100.0%	Children’s Hospital Corp.
1/26/2011	New Hampshire	Medical Office	1	211	25,343	120	9.0%	(6)	3.3	100.0%	Anthem Health Plans of New Hampshire, Inc.
1/26/2011	Georgia	Medical Office	1	95	17,773	187	9.0%	(6)	2.7	100.0%	The Emory Clinic, Inc.
1/26/2011	Pennsylvania	Medical Office	1	235	13,306	57	9.0%	(6)	2.1	100.0%	Owens & Minor Distribution
1/26/2011	Pennsylvania	Medical Office	1	31	3,950	127	9.0%	(6)	1.9	86.0%	Workflow Solutions LLC
1/26/2011	Texas	Medical Office	1	66	7,052	107	9.0%	(6)	4.6	61.0%	Covenant Management Systems

	Total MOB Acquisitions		33	3,120	$543,975	$174	9.0%		5.5	95.3%

Dispositions:

Date			Number of			Book Gain
Sold	Location	Type of Property	Properties	Sale Price (7)	NBV	on Sale
8/1/2010	Nebraska	Skilled nursing	4	$1,450	$1,341	$109

(1)

During the fourth quarter and year ended December 31, 2010, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $8.1 million and $31.9 million, respectively, of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $650 and $2.6 million, respectively.

(2)	Purchase price includes real estate and related intangible assets and liabilities and excludes closing costs.
(3)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses, if any, to the purchase price on the date of acquisition.
(4)	Weighted average remaining lease term based on rental income.
(5)	Percent leased as of acquisition date.
(6)

During the fourth quarter of 2010, we entered a series of agreements to acquire 27 MOBs for an aggregate purchase price of $470.0 million, excluding closing costs. The cap rate presented for these properties is the expected cap rate for the 27 properties combined.

(7)	Sale price excludes closing costs, if any.

PORTFOLIO INFORMATION

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

  December 31, 2010

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT

 (dollars in thousands except annualized rental income per living unit, bed or square foot)

									Annualized
		Number of				Investment			Rental Income per
	Number of	Units / Beds		Carrying Value of		per Unit / Bed	Annualized		Living Unit, Bed or
	Properties	or Square Feet		Investment (1)	Percent	or Square Foot	Rental Income (2)	Percent	Square Foot (3)
Facility Type:
Independent living (4)	43	11,524		$1,137,193	30.2%	$98.7	$112,293	28.7%	$9,744
Assisted living (4)	131	9,342		1,035,639	27.5%	$110.9	96,346	24.6%	$10,313
Nursing homes (4)	52	5,514		225,629	6.0%	$40.9	19,734	5.1%	$3,579
Rehabilitation hospitals (5)	2	364		69,075	1.9%	$189.8	10,323	2.6%	NA
Wellness centers (6)	10	812,000	sq. ft.	180,017	4.8%	$221.7	17,337	4.4%	NA
Medical office buildings (MOBs) (7)	82	5,162,635	sq. ft.	1,114,159	29.6%	$215.8	135,381	34.6%	$26
Total	320			$3,761,712	100.0%		$391,414	100.0%

Tenant:
Five Star (Lease No. 1)	88	6,421		$632,136	16.8%	$98.4	$54,271	13.9%	$8,452
Five Star (Lease No. 2) (5)	46	5,885		512,519	13.6%	$87.1	50,464	12.9%	$7,271
Five Star (Lease No. 3)	28	5,618		632,678	16.8%	$112.6	63,160	16.1%	$11,242
Five Star (Lease No. 4)	26	2,720		254,822	6.8%	$93.7	23,341	6.0%	$8,581
Sunrise Senior Living, Inc. / Marriott (8)	14	4,091		325,165	8.7%	$79.5	32,493	8.3%	$7,943
Brookdale Senior Living, Inc.	18	894		61,122	1.6%	$68.4	8,443	2.1%	$9,444
6 private companies (combined)	8	1,115		49,094	1.3%	$44.0	6,524	1.7%	$5,851
Wellness centers (6)	10	812,000	sq. ft.	180,017	4.8%	$221.7	17,337	4.4%	NA
Multi-tenant MOBs (7)	82	5,162,635	sq. ft.	1,114,159	29.6%	$215.8	135,381	34.6%	$26
Total	320			$3,761,712	100.0%		$391,414	100.0%

(1)          Amounts are before depreciation, but after impairment write downs, if any.

(2)          Annualized rental income is rents pursuant to signed leases as of 12/31/2010, including estimated expense reimbursements for certain net and modified gross leases and excluding lease value amortization in certain of the MOBs and wellness centers.  Includes percentage rent totaling $10.3 million based on increases in gross revenues at certain short and long term residential care facilities.

(3)          Represents annualized rental income divided by the number of living units, beds or square feet leased at December 31, 2010.

(4)          Properties are categorized by the type of living units or beds which constitute a majority of the total living units/beds at the property.

(5)          Annualized rental income per living unit / bed or square foot excludes the two rehabilitation hospitals because these properties have extensive clinic space for services to both overnight patients and patients who receive treatment and do not stay overnight, and these properties are not comparable to residential senior living properties.

(6)          Annualized rental income per living unit / bed or square foot excludes the wellness centers because these properties have extensive indoor and outdoor recreation space which is not comparable to properties where rent is based on interior space only.

(7)          Our MOB leases include both triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expenses, and net and modified gross leases where we are responsible to operate and maintain the properties and we charge tenants for some or all of the property operating costs.  A small percentage of our MOB leases are so-called “full-service” leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(8)          Marriott guarantees this lease.

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

  December 31, 2010

OCCUPANCY BY PROPERTY TYPE AND TENANT

	As Of and For the Twelve Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Property Type:
Independent living	87%	87%	87%	87%	88%
Assisted living	88%	88%	88%	88%	88%
Nursing homes	83%	84%	84%	84%	84%
Rehabilitation hospitals	59%	58%	59%	60%	61%
Wellness centers	100%	100%	100%	100%	100%
MOBs	97%	97%	97%	96%	98%

Tenant:
Five Star (Lease No. 1)	87%	88%	88%	88%	88%
Five Star (Lease No. 2)	82%	82%	82%	82%	83%
Five Star (Lease No. 3)	88%	88%	88%	89%	90%
Five Star (Lease No. 4)	84%	84%	84%	85%	85%
Sunrise Senior Living, Inc. / Marriott	90%	89%	89%	89%	90%
Brookdale Senior Living, Inc.	93%	92%	91%	91%	92%
6 private senior living companies (combined)	85%	85%	84%	84%	84%
Wellness centers	100%	100%	100%	100%	100%
Multi-tenant MOBs	97%	97%	97%	96%	98%

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Mutli-tenant MOBs operating data are presented as of the period ended, all other tenants’ operating data are presented for the twelve months ended.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

  December 31, 2010

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT (1)

	For the Twelve Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Property Type:
Independent living	79%	79%	79%	78%	78%
Assisted living	92%	92%	92%	92%	92%
Nursing homes	27%	27%	27%	27%	27%
Rehabilitation hospitals	35%	34%	34%	33%	34%

Tenant:
Five Star (Lease No. 1)	65%	64%	63%	62%	61%
Five Star (Lease No. 2)	52%	52%	52%	52%	53%
Five Star (Lease No. 3)	87%	87%	87%	87%	87%
Five Star (Lease No. 4)	66%	66%	67%	67%	67%
Sunrise Senior Living, Inc. / Marriott	74%	74%	73%	71%	68%
Brookdale Senior Living, Inc.	99%	99%	100%	100%	100%
6 private senior living companies (combined)	23%	23%	23%	23%	23%

(1)          Private pay excludes revenues from the Medicare and Medicaid programs.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

  December 31, 2010

RENT COVERAGE BY TENANT (EXCLUDING MOBs)

For the Twelve Months Ended
Tenant	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Five Star (Lease No. 1)	1.26x	1.28x	1.28x	1.27x	1.28x
Five Star (Lease No. 2)	1.34x	1.33x	1.32x	1.31x	1.29x
Five Star (Lease No. 3)	1.51x	1.49x	1.48x	1.51x	1.54x
Five Star (Lease No. 4)	1.12x	1.11x	1.05x	1.05x	1.09x
Sunrise Senior Living, Inc. / Marriott	1.35x	1.34x	1.38x	1.39x	1.38x
Brookdale Senior Living, Inc.	2.18x	2.14x	2.11x	2.11x	2.09x
6 private senior living companies (combined)	2.14x	2.13x	2.04x	1.94x	1.96x
Wellness centers	2.18x	2.21x	2.23x	2.27x	2.33x

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes data for periods prior to our ownership of certain properties.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

  December 31, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE

 (dollars in thousands)

	Annualized Rental Income (1)
Year	Short and Long Term Residential Care Facilities	MOBs	Wellness Centers	Total	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring

2011	$—	$6,611	$—	$6,611	1.7%	1.7%
2012	—	14,660	—	14,660	3.7%	5.4%
2013	32,493	8,293	—	40,786	10.4%	15.8%
2014	—	16,505	—	16,505	4.2%	20.0%
2015	3,013	15,148	—	18,161	4.6%	24.6%
2016	2,912	9,135	—	12,047	3.1%	27.7%
2017	31,784	10,021	—	41,805	10.7%	38.4%
2018	—	3,605	—	3,605	0.9%	39.3%
2019	599	23,579	—	24,178	6.2%	45.5%
2020 and thereafter	167,895	27,824	17,337	213,056	54.5%	100.0%
Total	$238,696	$135,381	$17,337	$391,414	100.0%

Average remaining lease term for all properties (weighted by rent): 10.7 years

Number of Living Units / Beds or Square Feet with Leases Expiring
	Living Units / Beds			Square Feet
Year	Short and Long Term Residential Care Facilities (Units / Beds)	Percent of Total Living Units / Beds Expiring	Cumulative Percentage of Total Living Units / Beds Expiring	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet Expiring	Cumulative Percent of Total Square Feet Expiring

2011	—	0.0%	0.0%	136,683	—	136,683	2.3%	2.3%
2012	—	0.0%	0.0%	577,686	—	577,686	9.9%	12.2%
2013	4,091	15.3%	15.3%	228,133	—	228,133	3.9%	16.1%
2014	—	0.0%	15.3%	786,174	—	786,174	13.5%	29.6%
2015	423	1.6%	16.9%	634,637	—	634,637	10.9%	40.5%
2016	517	1.9%	18.8%	374,672	—	374,672	6.4%	46.9%
2017	3,614	13.5%	32.3%	402,154	—	402,154	6.9%	53.8%
2018	—	0.0%	32.3%	102,234	—	102,234	1.8%	55.6%
2019	175	0.7%	33.0%	793,347	—	793,347	13.6%	69.2%
2020 and thereafter	17,924	67.0%	100.0%	972,724	812,000	1,784,724	30.8%	100.0%
Total	26,744	100.0%		5,008,444	812,000	5,820,444	100.0%

(1)          Annualized rental income is rents pursuant to signed leases as of 12/31/2010, including expense reimbursements for certain net and modified gross leases and excluding lease value amortization in certain of the MOBs and wellness centers.  Includes percentage rent totaling $10.3 million based on increases in gross revenues at certain short and long term residential care facilities.